Exhibit 10.15

$5,000,000.00 SECURED TERM LOAN

AMENDMENT NO. 7

TO

MORTGAGE LOAN AGREEMENT

originally dated as of August 31, 2000

by and among

HEALTHMONT, INC.,

HEALTHMONT OF GEORGIA, INC.

(dba Memorial Hospital of Adel and Memorial Convalescent Center),

HEALTHMONT OF MISSOURI, INC.

(dba Callaway County Community Hospital), and

HM ACQUISITION CORP.,

and guaranteed

SUNLINK HEALTH SYSTEMS, INC.

and

GE HFS HOLDINGS, INC. (f/k/a Heller Healthcare Finance, Inc.)

Amended as of September 30, 2003

AMENDMENT NO. 7 TO MORTGAGE LOAN AGREEMENT

THIS AMENDMENT NO. 7 TO MORTGAGE LOAN AGREEMENT (this “Amendment”) is made as of September 30, 2003, by and among HEALTHMONT, INC., a Tennessee corporation, HEALTHMONT OF GEORGIA, INC., a Tennessee corporation (dba Memorial Hospital of Adel and Memorial Convalescent Center), HEALTHMONT OF MISSOURI, INC., a Tennessee corporation (dba Callaway County Community Hospital), (collectively, the “Original Borrower”), and HM ACQUISITION CORP., a Delaware corporation (the “New Borrower”; the Original Borrower and the New Borrower are sometimes collectively referred to herein as “Borrower”), and GE HFS HOLDINGS, INC. (f/k/a Heller Healthcare Finance, Inc.), a Delaware corporation (“Lender”).

RECITALS

A. Pursuant to that certain Mortgage Loan Agreement dated August 31, 2000 by and among Original Borrower and Lender (as amended, restated, modified or supplemented from time to time, the “Loan Agreement”), the parties have established certain financing arrangements that allow Original Borrower to borrow funds from Lender in accordance with the terms and conditions set forth in the Loan Agreement. Capitalized terms used but not defined in this Amendment shall have the meanings that are set forth in the Loan Agreement.

B. Original Borrower now wishes to add HM Acquisition Corp. as a Borrower under the Loan Agreement, to extend the Maturity Date of the Loan, and to make such further amendments as are necessary to effect such transaction, all as set forth herein.

NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained in this Amendment, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Lender and Borrower have agreed to the following amendments to the Loan Agreement:

1. Amendments to Loan Agreement. The Loan Agreement is hereby amended as follows:

1.1. Addition of New Borrower; Merger of Entities. New Borrower, Original Borrower, and Lender agree that the New Borrower and Original Borrower shall from and hereafter be Borrower for all purposes of the Loan Agreement and other Loan Documents. Accordingly, the New Borrower hereby agrees to be bound by all of the conditions, covenants, representations, warranties, and other agreements set forth in the Loan Agreement, and hereby agrees to promptly execute all further documentation required by Lender to be executed by the New Borrower, consistent with the terms of the Loan Agreement. Without limiting the generality of the foregoing, each of the parties hereby understand, acknowledge and agree that, as of the date hereof, Healthmont, Inc. and HM Acquisition Corp. will effectuate the Merger described in that certain Agreement and Plan of Merger dated as of October 15, 2002, and as such, Healthmont, Inc. will cease to exist as a separate legal entity, and HM Acquisition Corp, a

Delaware corporation, will be the surviving corporation, and shall file an amendment to its articles of incorporation changing its name to Healthmont, Inc.

1.2. Section 1.2.1 – Maturity Date. Section 1.2.1 of the Loan Agreement is hereby deleted in its entirety and amended and restated as follows:

“1.2.1. Maturity Date. The Maturity Date shall be August 31, 2005.”

1.3. Section 5.20 – Debt Service Coverage Ratio. Section 5.20 of the Loan Agreement is hereby deleted in its entirety and amended and restated as follows:

“5.20 Debt Service Coverage Ratio. Commencing with a measurement on June 30, 2004, and continuing with measurements on the last day of each quarter thereafter throughout the term of the Loan, Borrower shall have maintained the following Debt Service Coverage Ratios:

Quarter Ending	DSC Ratio
6/30/04	1.1 to 1.00
9/30/04	1.1 to 1.00
12/31/04	1.1 to 1.00
3/31/05	1.1 to 1.00
6/30/05	1.2 to 1.00

For purposes of this covenant, “Debt Service Coverage Ratio” shall mean the ratio of (i) Cash Flow (defined below) from the Facilities (determined as set forth below) to (ii) Debt Service (defined below). The Debt Service Coverage Ratio shall be measured on a quarterly basis beginning with the quarter ending June 30, 2004 and continuing until the Loan is repaid in full. For purposes of this covenant, “Cash Flow” shall mean, for any given accounting period, net income (as determined in accordance with generally accepted accounting principles applied on a basis consistent with prior periods) plus amortization, depreciation, interest, and accrued taxes. For purposes of this covenant, “Debt Service” shall mean, for any given period, all regularly scheduled interest payments due under all loans to Lender, plus all interest on capital leases, and any other debt permitted pursuant to the terms of the Loan Documents or otherwise permitted in writing by Lender.”

1.4. Section 5.21 – Cash Flow Requirements. Section 5.21 of the Loan Agreement is hereby deleted in its entirety and amended and restated as follows:

“5.21 Cash Flow. Commencing with a measurement on September 30, 2004, and continuing with measurements on the last day of each quarter thereafter throughout the term of the Loan, Borrower shall have maintained minimum annualized Cash Flow (as defined in Section 5.20) for the preceding twelve (12) months of operations as follows:

Quarter Ending	Cash Flow
9/30/04	$1,000,000
12/31/04	$1,100,000
3/31/05	$1,200,000
6/30/05	$1,200,000”

1.5. Section 5.22 – Working Capital Requirements. Section 5.22 of the Loan Agreement is hereby deleted in its entirety.

1.6. Section 6.12 – Dividends and Distributions. Section 6.12 of the Loan Agreement is hereby deleted in its entirety and amended and restated as follows:

“Section 6.12. Dividends, Distributions and Management Fees. Borrower will not declare or pay any dividends or other distributions with respect to, purchase, redeem or otherwise acquire for value any of its outstanding stock now or hereafter outstanding, or return any capital of its stockholders, nor shall Borrower pay management fees or fees of a similar nature to any Person. Notwithstanding the foregoing, so long as no Event of Default has occurred under any of the Loan Documents or the Callaway Mortgage Loan Documents or the Revolving Loan Documents, Borrower shall be entitled to make (a) distributions to its parent, SunLink Health Systems, Inc. (“SHS”), (b) payments of principal on the intercompany indebtedness owed by Borrower to SHS, and (c) amounts in respect of payments made by Borrower to SHS for Borrower’s allocable share of costs for goods or services that SHS obtains from third persons in the ordinary course of business for the benefit of Borrower and that Borrower would otherwise have to obtain itself from a third person in the ordinary course of business, but in each case in (a), (b) or (c), such Distribution may only be made to the extent that such distribution or other payments will not cause or result in an Event of Default (including, without limitation, a violation of any financial covenants in the Loan Documents or the Callaway Mortgage Loan Documents or the Revolving Loan Documents). In furtherance of the foregoing, the parties acknowledge and agree that, prior to any distribution made by Borrower to SHS, Borrower must first provide evidence reasonably satisfactory to Lender that Borrower is currently in compliance with each of its financial covenants set forth in this Agreement and the other Loan Documents, and that any such payment intended to be made to SHS will not result in a violation of any such financial covenants.”

1.7. Section 7.1 – Events of Default. Section 7.1.7 of the Loan Agreement is hereby deleted in its entirety and amended and restated as follows:

“7.1.7. Any obligation of Borrower for the payment of borrowed money in excess of $100,000 is not paid when due or within any applicable grace period, or such obligation becomes or is declared to be due and payable before the expressed maturity of the obligation, or there shall have occurred an event that, with the giving of notice or lapse of time, or both, would cause any such obligation to become, or allow any such obligation to be declared to be, due and payable (including, without limitation, all of the subordinated Indebtedness owed by one or more entities comprising Borrower to Chatham Investment Fund I, LLC);”

1.8. Section 7.1 – Events of Default. Section 7.1.14 of the Loan Agreement is hereby deleted in its entirety and amended and restated as follows:

“7.1.14. any material default or Event of Default shall have occurred under any of the loan documents entered into between any entity comprising Borrower and Chatham Investment Fund I, LLC dated on or about September 30, 2003.”

1.9. Notices. Section 8.9 of the Loan Agreement is hereby deleted in its entirety and amended and restated as follows:

“Section 8.9. Notices. Any notice or other communication required or permitted under this Agreement shall be in writing and personally delivered, mailed by registered or certified mail (return receipt requested and postage prepaid), sent by telecopier (with a confirming copy sent by regular mail), or sent by prepaid overnight courier service, and addressed to the relevant party at its address set forth below, or at such other address as such party may, by written notice, designate as its address for purposes of notice under this Agreement:

(a)	If to Lender, at:

GE HFS Holdings, Inc.

c/o GE Healthcare Financial Services

2 Bethesda Metro Center, Suite 600

Bethesda, Maryland 20814

Attention:   General Counsel

Telephone: (301)  961-1640

Telecopier: (301)  664-9866

(b)	If to Borrower, at:

c/o SunLink Health Systems, Inc.

900 Circle 75 Parkway

Suite 1300

Atlanta, Georgia 30339

Telephone: (770) 933-7000

Telecopier: (770) 933-70_0

Attention:   Robert M. Thornton, Jr., Chairman and CEO”

2. Grant by New Borrower of Security Interest. Consistent with the intent of the parties, New Borrower hereby grants to Lender a continuing first priority lien on and security interest in, upon, and to the Collateral, pursuant to and in accordance with the terms of Article III of the Loan Agreement.

3. Enforceability. This Amendment constitutes the legal, valid and binding obligation of New Borrower, and is enforceable against New Borrower in accordance with its terms.

4. Confirmation of Representations and Warranties. New Borrower hereby (a) confirms that all of the representations and warranties set forth in Article IV of the Loan Agreement are true and correct with respect to New Borrower, (b) covenants to perform its obligations under the Loan Agreement, and (c) specifically represents and warrants to Lender that it has good and marketable title to all of its respective Collateral, free and clear of any lien or security interest in favor of any other person or entity. Each Original Borrower hereby (x) confirms that all of the representations and warranties set forth in Article IV of the Loan Agreement are true and correct with respect to such Borrower as of the date hereof, (y) covenants to perform its obligations under the Loan Agreement, and (z) specifically represents and warrants to Lender that it has good and marketable title to all of its respective Collateral, free and clear of any lien or security interest in favor of any other person or entity.

5. Updated Schedules. As a condition precedent to Lender’s agreement to enter into this Amendment, and in order for this Amendment to be effective, Borrower shall revise, update and deliver to Lender all Schedules to the Loan Agreement to: (a) reflect updated and accurate information with respect to New Borrower, and (b) update all other information as necessary to make the Schedules previously delivered correct. Borrower hereby represents and warrants that the information set forth on the attached Schedules is true and correct as of the date of this Agreement. The attached Schedules are hereby incorporated into the Loan Agreement as if originally set forth therein.

6. Conditions to Effectiveness of this Amendment. This Amendment shall be effective upon execution and delivery to Lender of the following documents and satisfaction of the following conditions (as applicable), all of which must be in a form reasonably acceptable to Lender, and all of which shall constitute conditions precedent to the effectiveness of this Amendment:

(a) at least one (1) original of each of this Amendment, the Amendment No. 4 to Secured Term Note, the Unconditional Guaranty of Payment and Performance by SunLink Health Systems, Inc., the Amended and Restated Subordination Agreement among Borrower,

Lender and SunLink Health Systems, Inc., and the Subordination Agreement among Borrower, Lender, SunLink Health Systems, Inc. and Chatham Investment Fund I, LLC;

(b) an opinion of Borrower’s and Guarantor’s counsel dated as of the date hereof, in form and substance reasonably acceptable to Lender relating to this Amendment and the transactions contemplated herein;

(c) a Secretary’s Certificate of each entity comprising Borrower containing a unanimous consent of all members of the board of managers or managing member of Borrower authorizing the amendments set forth herein and the transactions contemplated hereby, together with such entity’s governing documents and good standing certificates as requested by Lender;

(d) copies of each of the executed loan documents relating to the $2,300,000 loan facility made by Chatham Investment Fund I, LLC to New Borrower;

(e) evidence reasonably satisfactory to Lender that the loan term for the indebtedness from SunLink Health Systems, Inc to Borrower has been extended to no sooner than September 30, 2005; and

(f) evidence reasonably satisfactory to Lender that the indebtedness owed by Healthmont, Inc. to Healthmont of Texas, Inc. has been satisfied in full.

7. Costs and Fees. Borrower shall be responsible for the payment of all reasonable fees of Lender’s in-house counsel incurred in connection with the preparation of this Amendment and any related documents. Borrower hereby authorizes Lender to deduct all of such fees set forth in this Section 7 from the proceeds of the Revolving Credit Loans made under the Loan Agreement.

8. Release. Borrower hereby fully, finally, and absolutely and forever releases and discharges Lender and its present and former directors, shareholders, officers, employees, agents, representatives, successors and assigns, and their separate and respective heirs, personal representatives, successors and assigns, from any and all actions, causes of action, claims, debts, damages, demands, liabilities, obligations, and suits, of whatever kind or nature, in law or equity of Borrower, whether now known or unknown to Borrower, and whether contingent or matured (collectively, “Claims”): (a) in respect of the Loan Agreement, the Loan Documents, or the actions or omissions of Lender in respect of the Loan Agreement and the Loan Documents; and (b) arising from events occurring prior to the date of this Amendment.

9. Reference to the Effect on the Loan Agreement.

(a) Upon the effectiveness of this Amendment, each reference in the Loan Agreement to “this Agreement,” “hereunder,” “hereof,” “herein” or words of similar import shall mean and be a reference to the Loan Agreement as amended by this Amendment.

(b) Except as specifically amended above, the Loan Agreement, and all other Loan Documents, shall remain in full force and effect, and are hereby ratified and confirmed.

(c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided in this Amendment, operate as a waiver of any right, power or remedy of Lender, nor constitute a waiver of any provision of the Loan Agreement, or any other documents, instruments and agreements executed or delivered in connection with the Loan Agreement.

10. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of Maryland.

11. Headings. Section headings in this Amendment are included for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

12. Counterparts. This Amendment may be executed in counterparts, and both counterparts taken together shall be deemed to constitute one and the same instrument.

[SIGNATURES APPEAR ON FOLLOWING PAGE]

IN WITNESS WHEREOF, the parties have caused this Amendment to be executed as of the date first written above.

WITNESS/ATTEST:

LENDER:

GE HFS HOLDINGS, INC. (f/k/a Heller Healthcare Finance, Inc.), a Delaware corporation

By:	By:	/s/ MICHAEL G. GARDULLO	(SEAL)

Name:	Name:	MICHAEL G. GARDULLO
Title:	Title:	AUTHORIZED SIGNATORY

ORIGINAL BORROWER:

HEALTHMONT, INC., a Tennessee corporation

By:	By:		(SEAL)

Name:	Name:
Title:	Title:

HEALTHMONT OF GEORGIA, INC., a Tennessee corporation

By:	By:		(SEAL)

Name:	Name:
Title:	Title:

HEALTHMONT OF MISSOURI, INC. a Tennessee corporation

By:	By:		(SEAL)

Name:	Name:
Title:	Title:

NEW BORROWER:

HM ACQUISITION CORP., a Delaware corporation

By:	By:		(SEAL)

Name:	Name:
Title:	Title:

IN WITNESS WHEREOF, the parties have caused this Amendment to be executed as of the date first written above.

WITNESS/ATTEST:

LENDER:

GE HFS HOLDINGS, INC. (f/k/a Heller Healthcare Finance, Inc.), a Delaware corporation

By:		By:		(SEAL)

Name:		Name:
Title:		Title:

ORIGINAL BORROWER:

HEALTHMONT, INC., a Tennessee corporation

By:	/s/ THOMAS H. BUTLER, JR	By:	/s/ TIMOTHY S. HILL	(SEAL)

Name:	Thomas H. Butler, Jr.	Name:	Timothy S. Hill
Title:	Assistant Secretary	Title:	Chief Executive Officer and President

HEALTHMONT OF GEORGIA, INC., a Tennessee corporation

By:	/s/ THOMAS H. BUTLER, JR	By:	/s/ TIMOTHY S. HILL	(SEAL)

Name:	Thomas H. Butler, Jr.	Name:	Timothy S. Hill
Title:	Secretary	Title:	President

HEALTHMONT OF MISSOURI, INC. a Tennessee corporation

By:	/s/ THOMAS H. BUTLER, JR	By:	/s/ TIMOTHY S. HILL	(SEAL)

Name:	Thomas H. Butler, Jr.	Name:	Timothy S. Hill
Title:	Secretary	Title:	President

NEW BORROWER:

HM ACQUISITION CORP., a Delaware corporation

By:		By:		(SEAL)

Name:		Name:
Title:		Title:

IN WITNESS WHEREOF, the parties have caused this Amendment to be executed as of the date first written above.

WITNESS/ATTEST:

LENDER:

GE HFS HOLDINGS, INC. (f/k/a Heller Healthcare Finance, Inc.), a Delaware corporation

By:		By:		(SEAL)

Name:		Name:
Title:		Title:

ORIGINAL BORROWER:

HEALTHMONT, INC., a Tennessee corporation

By:		By:		(SEAL)

Name:		Name:
Title:		Title:

HEALTHMONT OF GEORGIA, INC., a Tennessee corporation

By:		By:		(SEAL)

Name:		Name:
Title:		Title:

HEALTHMONT OF MISSOURI, INC. a Tennessee corporation

By:		By:		(SEAL)

Name:		Name:
Title:		Title:

NEW BORROWER:

HM ACQUISITION CORP., a Delaware corporation

By:	/s/ MARIA MADISON	By:	/S/ J. T. MORRIS	(SEAL)

Name:	Maria Madison	Name:	J. T. Morris
Title:	Vice President	Title:	President